UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

________________________________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

November 5, 2013

Date of Report

November 4, 2013

(Date of earliest event reported)

 ________________________________________

ENERGY EDGE TECHNOLOGIES CORPORATION

(Exact Name of Registrant as Specified in its Charter)

New Jersey	8711	52-2439239
(State of Incorporation)	(Commission File Number)	(IRS Employer ID No.)

1200 Route 22 East, Suite 2000, Bridgewater, NJ 08807

(Address of Principal Executive Offices, Including Zip Code)

(561) 962-4258

(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01 Changes in Registrant’s Certifying Accountant.

(a) Previous independent registered public accounting firm:

Dismissal of Silberstein Ungar, PLLC:

(i)	On November 4, 2013, we formally informed Silberstein Ungar, PLLC (“Silberstein Ungar”) of their dismissal as our independent registered public accounting firm.

(ii)	With the exception of a “going concern” qualification, the reports of Silberstein Ungar on our financial statements for the fiscal years ended December 31, 2012 and 2011, contained no adverse opinion or any disclaimer of opinion, and such reports were not qualified or modified as to uncertainty, audit scope or accounting principles.

(iii)	Our Board of Directors participated in and approved the decision to change our independent registered public accounting firm.

(iv)	During the two most recent fiscal years and the subsequent interim periods through the date of dismissal,there were no disagreements with Silberstein Ungar on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Silberstein Ungar, would have caused them to make reference to the subject matter of the disagreement in connection with any reports it would have issued. Further, there were no “reportable events,” as described in Item 304(a)(1)(iv) of Regulation SK of the Securities and Exchange Commission (the “SEC”) promulgated under the Securities Exchange Act of 1934, as amended (the “Exchange Act”).

(v)	We requested that Silberstein Ungar furnish us with a letter addressed to the SEC stating whether or not they agreed with the foregoing statements. A copy the letter is attached to this Current Report as Exhibit 16.1.

(b) New independent registered public accounting firm:

GBH CPAs, PC:

(1)	On November 4, 2013, we engaged GBH CPAs, PC (“GBH CPAs”) as our new independent registered public accounting firm. During the fiscal years ended December 31, 2012 and 2011, we had not consulted with GBH CPAs regarding any of the following:

(i)	The application of accounting principles to a specific transaction, either completed or proposed;

(ii)	The type of audit opinion that might be rendered on our consolidated financial statements, and none of the following was provided to us: (a) a written report, or (b) oral advice that GBH CPAs concluded was an important factor considered by us in reaching a decision as to accounting, auditing or financial reporting issues; or

(iii)	Any matter that was the subject of disagreement, as that term is defined in Item 304(a)(1)(iv) of Regulation S-K.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
16.1	Letter from Silberstein Ungar, PLLC dated November 5, 2013, regarding change in registered public accounting firm.

SIGNATURES

In accordance with the requirements of the Exchange Act, the registrant caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

November 5, 2013	ENERGY EDGE TECHNOLOGIES CORP.
By: /s/ James Boyd
James Boyd
Chief Executive Officer